Harbor Global Value Fund
Supplement to Statement of Additional Information dated August 7, 2006


Portfolio Holdings Disclosure Policy
Non-public portfolio holdings information is disclosed to Electra Information Systems, which provides services to Pzena Investment
Management LLC (Pzena), for the sole
purpose of assisting Pzena in performing its services as Subadviser to the Harbor
Global Value Fund.

Dated:  August 8, 2006